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                                                                    Exhibit 23.1


                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of General Cigar Holdings, Inc. of our report dated January 28, 1997 relating to the combined financial statements of General Cigar Holdings, Inc., which appears on page F-2 of the Form S-1/A of General Cigar Holdings, Inc.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP


New York, New York
June 30, 1997